EXHIBIT 10.13

SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of December 15, 2015, is entered into among Compass Group Diversified Holdings LLC, a Delaware limited liability company (the "Borrower"), the Lenders signatory hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Lenders, US Bank National Association, as an L/C Issuer and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer entered into that certain Credit Agreement dated as of June 6, 2014 (as amended or otherwise modified from time to time, the "Credit Agreement"); and
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)Section 7.03(g) is amended and restated in its entirety to read as follows:
(g)    unsecured Indebtedness of Hemp Oil Canada Inc. (or its successor) owing to Her Majesty the Queen in Right of Canada ("Canada") and to Saint-Agathe Community Development Inc. ("SACDI") in an aggregate principal amount not to exceed $4,900,000 pursuant to (i) that certain Repayable Contribution Agreement for the Agriinnovation Program (referencing Project No: AIP2-C-007) dated as of February 6, 2014 between Canada, as represented by the Minister of Agriculture and Agri-Food, and Hemp Oil Canada Inc. (pursuant to which Canada made a Cdn $4,600,000 repayable contribution), (ii) that certain Repayable Contribution Agreement for the Agriprocessing Program (referencing Project No: API-029) dated as of March 31, 2010 between Canada, as represented by the Minister of Agriculture and Agri-Food, and Hemp Oil Canada Inc. (pursuant to which Canada made a Cdn $300,000 repayable contribution), and (iii) that certain Cdn $244,875.00 promissory note dated May 1, 2014 made by Hemp Oil Canada Inc. and payable to SACDI;

(b)The sum "$25,000,000" appearing in Section 7.03(k) is deleted and the sum "$30,000,000" is inserted in lieu thereof.

(c)The last sentence of Section 9.06(c) is amended and restated in its entirety to read as follows:
After the retiring or removed Administrative Agent's resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (A) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (B) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
2.    Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of:

(a)counterparts of this Amendment duly executed by (i) a Responsible Officer of the Borrower and (ii) the Required Lenders and the Administrative Agent; and

(b)(i) an amendment fee payable to each Lender that executes this amendment on or before the date hereof, in an amount equal to, for each such Lender, 0.025% of the sum of (A) such Lender's Revolving Commitment as of the date of this Amendment plus (B) the portion of the outstanding Term Loan held by such Lender as of the date of this Amendment, and (ii) all costs and expenses of the Administrative Agent (including reasonable and documented fees and expenses of its legal counsel) in connection with this Amendment to the extent invoiced as of the date hereof (paid directly to such counsel if requested by the Administrative Agent), without prejudice to a final settling of accounts between the Administrative Agent and the Borrower.
3.    Reaffirmation. The Borrower acknowledges and reaffirms that (a) it is bound by all of the terms of the Loan Documents to which it is a party and (b) it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and reimbursement of any drawings on any Letter of Credit. Furthermore, the Borrower acknowledges and confirms that (a) the Administrative Agent, the Lenders and the L/C Issuers have performed fully all of their obligations under the Credit Agreement and the other Loan Documents and (b) by entering into this Amendment, the Administrative Agent, the Lenders and the L/C Issuers do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the obligations of the Borrower thereunder.
4.    Miscellaneous.

(a)The Credit Agreement (as amended hereby) and the obligations of the Borrower thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent, any Lender or any L/C Issuer of any rights and remedies under the Loan Documents, at law or in equity.

(b)The Borrower hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers as follows:
(i)    The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment and the execution and performance hereof by the Borrower do not conflict with the Borrower's Organization Documents or any law, agreement or obligation by which the Borrower is bound.

(ii)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.

(iv)    The representations and warranties of the Borrower contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects as drafted) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects as drafted) as of such earlier date.

(v)    No event has occurred and is continuing which constitutes a Default or an Event of Default.

(c)    The Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, qualify as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the effective date of this Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent's treating, for purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), the obligations of the Borrower set forth in the Credit Agreement (as modified by this Amendment) as qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower's obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

(d)    This Amendment shall constitute a Loan Document for all purposes. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other electronic means (such as by email in "pdf' or "tif' format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

(e)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWER:                    COMPASS GROUP DIVERSIFIED HOLDINGS LLC,
a Delaware limited liability company

By:     /s/ Ryan J. Faulkingham
Name:     Ryan Faulkingham
Title:     Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.
as Administrative Agent

By: /s/ Renee Marion
Name: Reneé Marion
Title: Assistant Vice President

LENDERS:                BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and an L/C Issuer

By:     /s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title:    SVP

BRANCH BANKING AND TRUST COMPANY,         as a Lender

By:    /s/ Eric Searls
Name: Eric Searls
Title: Senior Vice President

FIFTH THIRD BANK,
as a Lender
By: /s/ Eric Bunselmeyer
Name: Eric Bunselmeyer
Title: Officer

FIRST TENNESSEE NATIONAL ASSOCIATION
as a Lender
By: /s/ Keith A. Sherman
Name: Keith A. Sherman
Title: Senior Vice President

SUNTRUST BANK,
as a Lender
By: /s/ Johnetta Bush
Name: Johnetta Bush
Title: Vice President

TD BANK,
as a Lender
By: /s/ Todd Antico
Name: Todd Antico
Title: Senior Vice President

THE PRIVATE BANK AND TRUST COMPANY,
as a Lender
By:     /s/ Sam L. Dendrinos
Name:     Sam L. Dendrinos
Title:     Managing Director

US BANK NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer
By: /s/ Anthony H. Billings
Name: Anthony H. Billings
Title: Assistant Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender
By:     /s/ Michele L. Lynch
Name:     Michele L. Lynch
Title:     Vice President

MAQUARIE BANK LIMITED
By: /s/ Andrew McGrath
Name: Andrew McGrath
Title: Executive Director

By: /s/ Fiona Smith
Name: Fiona Smith
Title: Division Director

MODERN BANK,
as a Lender
By: /s/ Frank H. Madden, Jr.
Name: Frank H. Madden, Jr.
Title: Managing Director

MUFG UNION BANK, N.A.
as a Lender
By:     /s/ Lawrence Elkins
Name:     Lawrence Elkins
Title:     Vice President

Hull Street CLO, Ltd.,
as a Lender
By:     /s/ Scott D'Orsi
Name:     Scott D'Orsi
Title:     Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 11, LTD.,
as a Lender

By: GC Advisors LLC, as agent
By:     /s/ Christina D. Jamieson
Name:     Christina D. Jamieson
Title:     Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 14, LTD.,
as a Lender

By: GC Advisors LLC, as agent

By:     /s/ Christina D. Jamieson
Name:     Christina D. Jamieson
Title:     Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 15, LTD.,
as a Lender

By: GC Advisors LLC, as agent

By:     /s/ Christina D. Jamieson
Name:     Christina D. Jamieson
Title:     Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 22(B), LTD.,
as a Lender

By: GC Advisors LLC, as agent

By:     /s/ Christina D. Jamieson
Name:     Christina D. Jamieson
Title:     Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 26(B), LTD.,
as a Lender

By: GC Advisors LLC, as agent

By:     /s/ Christina D. Jamieson
Name:     Christina D. Jamieson
Title:     Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 19(B), LTD.,
as a Lender

By: GC Advisors LLC, as agent

By:     /s/ Christina D. Jamieson
Name:     Christina D. Jamieson
Title:     Portfolio Manager

GOLUB CAPITAL PARTNERS CLO 23(B), LTD.,
as a Lender

By: GC Advisors LLC, as agent

By:     /s/ Christina D. Jamieson
Name:     Christina D. Jamieson
Title:     Portfolio Manager

Bronco Trading, Lt,
as a Lender
By:     /s/ Joshua Lowe
Name:     Joshua Lowe
Title:     Vice President

Davidson River Trading, LLC,
as a Lender
By: SunTrust Bank, as manager

By:     /s/ Joshua Lowe
Name:     Joshua Lowe
Title:     Vice President

ASFI Loan Funding, LLC,
as a Lender
By: Citibank N.A.

By:     /s/ Lauri Pool
Name:     Lauri Pool
Title:     Associate Director

Venture XVIII CLO, Limited,
as a Lender
By: its investment advisor
MJX Asset MAnagement LLC

By:     /s/ John P. Calaba
Name:     John P. Calaba
Title:     Portfolio Manager

EVEREST FUNDING LLC,
as a Lender

By:     /s/ Jonathan M. Barnes
Name:     Jonathan M. Barnes
Title:     Vice President

AG CREDIT INVESTMENT LLC,
as a Lender

By:     /s/ Michael P. McGonigle
Name:     Michael P. McGonigle
Title:     Authorized Signatory

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD,
as a Lender

By:     /s/ Michael P. McGonigle
Name:     Michael P. McGonigle
Title:     Authorized Signatory

AUDAX CREDIT STRATEGIES (SCS) SPV, LLC,
as a Lender

By:     /s/ Michael P. McGonigle
Name:     Michael P. McGonigle
Title:     Authorized Signatory

AUDAX SENIOR DEBT (WCTPT) SPV, LLC,
as a Lender

By:     /s/ Michael P. McGonigle
Name:     Michael P. McGonigle
Title:     Authorized Signatory

AUDAX SENIOR LOAN FUND SPV, LLC,
as a Lender

By:     /s/ Michael P. McGonigle
Name:     Michael P. McGonigle
Title:     Authorized Signatory

SOUND HARBOR LOAN FUNDS 2014-1, LTD.,
as a Lender

By:     /s/ Jamie Walker
Name:     Jamie Walker
Title:     Principal

AMMC CLO 15, LIMITED,
as a Lender
BY: American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:     Senior Vice President

AMMC CLO 16, LIMITED,
as a Lender
BY: American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:     Senior Vice President

AMMC CLO XI LIMITED,
as a Lender
BY: American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:     Senior Vice President

AMMC CLO XII, LIMITED,
as a Lender
BY: American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:     Senior Vice President

AMMC CLO XIII, LIMITED,
as a Lender
BY: American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:     Senior Vice President

AMMC CLO XIV, LIMITED,
as a Lender
BY: American Money Management Corp., as Collateral Manager

By:     /s/ David P. Meyer
Name:     David P. Meyer
Title:     Senior Vice President

MADISON PARK FUNDING XVIII, LTD.
as a Lender
BY: Credit Suisse Asset Management, LLC as Collateral Manager

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

General Board of Pension and Health Benefits of the United Methodist Church, LTD.
as a Lender
BY: Credit Suisse Asset Management, LLC

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

HYFI LOAN FUND.
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

QUALCOMM GLOBAL TRADING PTE LTD.,
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

PK-SSL INVESTMENT FUND LIMITED PARTNERSHIP,
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

MADISON PARK FUNDING XV LTD.,
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

MADISON PARK FUNDING XIV LTD.,
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

MADISON PARK FUNDING XII LTD.,
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

IHC HEALTH SERVICES, INC.,
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

IHC PENION PLAN DIRECTED TRUST,
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

THE EATON CORPORATION MASTER RETIREMENT TRUST,
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

ATRIUM XI,
as a Lender

By:     /s/ Louis Farano
Name:     Louis Farano
Title:     Authorized Signatory

UBS AG STAMFORD BRANCH
as a Lender

By:     /s/ Darlene Aria
Name:     Darlene Arias
Title:     Director
By:     /s/ Houssem Daly
Name:     Houssem Daly
Title:     Banking Product Services, US

TELOS CLO 2013-3, LTD.,
as a Lender

By:     /s/ Jonathan Tepper
Name:     Jonathan Tepper
Title:     Managing Director

TELOS CLO 2013-4, LTD.,
as a Lender

By:     /s/ Jonathan Tepper
Name:     Jonathan Tepper
Title:     Managing Director

TELOS CLO 2014-5, LTD.,
as a Lender

By:     /s/ Jonathan Tepper
Name:     Jonathan Tepper
Title:     Managing Director

TELOS CLO 2014-6, LTD.,
as a Lender

By:     /s/ Jonathan Tepper
Name:     Jonathan Tepper
Title:     Managing Director

OHA CREDIT PARTNERS IX, LTD.,
as a Lender
BY: Oak Hill Advisors, L.P.
as Portfolio Manager

By:     /s/ Glenn August
Name:     Glenn August
Title:     Authorized Signatory

OHA CREDIT PARTNERS VI, LTD.,
as a Lender
BY: Oak Hill Advisors, L.P.
as its Portfolio Manager

By:     /s/ Glenn August
Name:     Glenn August
Title:     Authorized Signatory

OHA CREDIT PARTNERS VII, LTD.,
as a Lender
BY: Oak Hill Advisors, L.P.
as Portfolio Manager

By:     /s/ Glenn August
Name:     Glenn August
Title:     Authorized Signatory

OHA CREDIT PARTNERS VIII, LTD.,
as a Lender
BY: Oak Hill Advisors, L.P.
as Warehouse Portfolio Manager

By:     /s/ Glenn August
Name:     Glenn August
Title:     Authorized Signatory

OHA CREDIT PARTNERS X, LTD.,
as a Lender
BY: Oak Hill Advisors, L.P.
as Portfolio Manager

By:     /s/ Glenn August
Name:     Glenn August
Title:     Authorized Signatory

OHA LOAN FUNDING 2012-1, LTD.,
as a Lender
BY: Oak Hill Advisors, L.P.
as Portfolio Manager

By:     /s/ Glenn August
Name:     Glenn August
Title:     Authorized Signatory

OHA LOAN FUNDING 2013-1, LTD.,
as a Lender
BY: Oak Hill Advisors, L.P.
as Portfolio Manager

By:     /s/ Glenn August
Name:     Glenn August
Title:     Authorized Signatory

OHA LOAN FUNDING 2013-2, LTD.,
as a Lender
BY: Oak Hill Advisors, L.P.
as Portfolio Manager

By:     /s/ Glenn August
Name:     Glenn August
Title:     Authorized Signatory

WELLS FARGO PRINCIPAL LENDING LLC,
as a Lender

By:     /s/ Michael Souders
Name:     Michael Souders
Title:     VP